Exhibit 10.2

                 SECOND AMENDMENT TO TRANCHE B CREDIT AGREEMENT

     THIS SECOND AMENDMENT dated as of May 15, 1996 (the "Second Amendment") is to that Tranche B Credit Agreement dated as of June 7, 1995 as amended by that First Amendment to Tranche B Credit Agreement dated as of June 30, 1995 (the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement) by and among EMBASSY SUITES, INC., a Delaware corporation as the initial Borrower, and PROMUS HOTELS, INC., a Delaware corporation, as assignee and subsequent Borrower (the applicable Borrower hereunder being referred to as the "Borrower"), THE PROMUS COMPANIES INCORPORATED, a Delaware corporation as an initial guarantor, and PROMUS HOTEL CORPORATION, a Delaware corporation as a guarantor and those certain Subsidiaries and related parties identified as "Guarantors" on the signature pages thereto as listed on the signature pages hereto, the several lenders identified on the signature pages thereto as listed on the signature pages hereto (each a "Lender" and collectively, the "Lenders") and NATIONSBANK, N.A., a national banking association formerly known as NationsBank, N.A. (Carolinas), as agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, the Lenders have extended a $50,000,000 364-day revolving credit facility pursuant to the terms of the Credit Agreement;

     WHEREAS, the Borrower has requested modification of certain provisions of the Credit Agreement;

     WHEREAS, the Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     A.  The Credit Agreement is amended and modified in the following respects:

          1. In accordance with the provisions of Section 2.5, the Termination Date is extended to June 4, 1997 (being the date 364 days following the Termination Date in existence prior to the date of this Second Amendment).




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          2. In Section 1.1 the definitions of "Material Asset Sale" and "Net
     Sale Proceeds" are deleted and the following definitions are added or amended to read as follows:

               "Consolidated Assets" means the assets of the Parent Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP.

               "Consolidated Net Income Available for Fixed Charges" means, for any period, the sum of Consolidated Adjusted EBITDA minus Capital Expenditures made or incurred (excluding, for purposes hereof, up to $27,000,000 of Capital Expenditures for Audobon Woods during fiscal year 1995) plus Rentals plus net proceeds from casualty events or from sales and dispositions permitted under Section 8.4(b) hereof, but in no event exceeding Capital Expenditures for such periods, in each case for the Parent Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP. For the portion of any such period which is prior to the Closing Date, Consolidated Net Income Available for Fixed Charges shall be calculated with respect to the Hotel Inc. Business.

              3.  The proviso in Section 1.3 is amended to read as follows:

          provided, that, except as otherwise specifically provided herein, all computations determining compliance with Section 7.11 shall utilize accounting principles and policies in conformity with those used to prepare the annual audited financial statements delivered to the Agent for fiscal year 1995.

              4.  Section 3.3(b) is amended to read as follows:

               (b) Mandatory Reduction in Commitments. If at any time after the Closing Date, the sum of the aggregate Revolving Committed Amount hereunder plus the aggregate Revolving Committed Amount under the Tranche A Credit Agreement shall exceed an amount equal to 75% of the net book value of Consolidated Assets, on account of asset sales or dispositions or otherwise, the aggregate Revolving Committed Amounts hereunder and under the Tranche A Credit Agreement shall be immediately and permanently reduced in an amount equal to the deficiency. Commitment reductions hereunder shall be applied as follows:

                    (i) prior to the Termination Date hereunder, first to the
               aggregate Revolving Committed Amount under the Tranche A Credit Agreement until such Revolving Committed Amount thereunder is reduced to zero and terminated, and then to the aggregate Revolving Committed Amount hereunder; and


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
                    (ii)after the Termination Date hereunder, first to the Term
               Loans outstanding hereunder, if any, to Base Rate Loans, Eurodollar Loans and Competitive Loans as the Borrower may specify, or if the Borrower shall fail to specify then in the order provided in Section 3.3(f), with any such payments being also applied to (and serving to reduce) principal amortization payments due under Section 2.6(a) in direct order of installment maturity, and then to the aggregate Revolving Committed Amount under the Tranche A Credit Agreement.

          5.   The last sentence in Section 7.12 is deleted in its entirety.

          6. Section 8.1(l) of the Credit Agreement is hereby amended to read as follows:

               (l) Unsecured Guaranty Obligations in relation to Indebtedness of Specified Subsidiaries, Joint Ventures and parties to management or franchise agreements with the Borrower or its Subsidiaries or such Joint Ventures engaged in each case primarily in the hotel business or other reasonably related business, but only if, and to the extent, that the sum of (i) the aggregate amount of such Guaranty Obligations at any time owing under this subsection (l) made after the Closing Date plus (ii) the aggregate amount of cash Investments at any time outstanding under Section 8.5(g) made after the Closing Date, shall not at any time exceed $150,000,000, provided that the limitation set forth above shall be (A) increased (or decreased if Consolidated Net Income is negative) on the first day of each fiscal quarter of the Parent Company (commencing with the first day of fiscal year 1996) by 100% of the Consolidated Net Income for the fiscal quarter last ended and (B) decreased from time to time by the aggregate amount of cash Dividends paid by the Parent Company on and after the Closing Date and prior to the date of determination (such limitation, as increased and decreased from time to time, herein referred to as the "Third Party Investment Basket Amount");

               7. Section 8.4(b) of the Credit Agreement is hereby amended and modified to read as follows:

               (b) sell, transfer or otherwise dispose of any of its Property (including without limitation pursuant to any sale and leaseback transaction) except that the following shall be permitted: (i) the sale of inventory for fair value in the ordinary course of business,
          (ii) the sale or disposition of machinery and equipment no longer useful in the conduct of such Person's business, (iii) transfers of Property to Credit Parties, (iv) non-cash Investments permitted under
          Section 8.5(d) and



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          (e), and (v) other sales, transfers and dispositions for fair value in the reasonable determination of the Borrower, so long as (A) no Default or Event of Default then exists or would exist after giving effect thereto and (B) where the aggregate gross sales price for all such sales, transfers and dispositions shall exceed $10,000,000 in any fiscal year, then no more than 25% of the gross consideration received in connection therewith in excess of such amount shall consist of Non-Investment Grade debt or equity interests. Sales, leases, transfers and other dispositions may result in a mandatory reduction in the Commitments hereunder as provided in Section 3.3(b).

               8. Section 8.5(g) of the Credit Agreement is hereby amended and modified to read as follows:

               (g) cash Investments in Subsidiaries of the Parent Company or the Borrower which are not Wholly-Owned Subsidiaries of the Parent Company or the Borrower, Joint Ventures, parties to management or franchise agreements with the Borrower or its Subsidiaries or such Joint Ventures engaged primarily in the hotel business or other reasonably related business, but only if, and to the extent, that the sum of (i) the aggregate amount of such Investments at any time outstanding under this subsection (g) made after the Closing Date plus (ii) the aggregate amount of Guaranty Obligations at any time outstanding permitted under Section 8.1(l) incurred after the Closing Date, shall not at any time exceed the Third Party Investment Basket Amount.

          B. Reference is made to the Pledge Agreement referenced and defined in the Credit Agreement. The Lenders hereby terminate the Pledge Agreement and release the pledge thereunder and the security interests in and liens on the Collateral referenced and defined therein. Upon execution of this Second Amendment by the Lenders, the Pledged Securities (as defined in the Pledge Agreement) and stock powers relating thereto will be returned to the Borrower.

     C. The Borrower and the Guarantors hereby certify that as of the date hereof:

          (i) the representations and warranties set forth in Section 6 of the Credit Agreement and in the Pledge Agreement are true and correct in all material respects (except for those which expressly relate to an earlier date); and

          (ii) no Default or Event of Default exists and is continuing either prior to or after giving effect to this Second Amendment.




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
          D. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and schedules) remain in full force and effect.

          E. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Second Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

          F. This Second Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Second Amendment to produce or account for more than one such counterpart.

          G. This Second Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes be construed in accordance with the laws of the State of North Carolina.

                  [Remainder of Page Intentionally Left Blank]




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     IN WITNESS  WHEREOF,  each of the  parties  hereto has caused  this  Second
Amendment to be duly executed and delivered as of the date first above written.


BORROWER:
PROMUS HOTELS, INC.,
a Delaware corporation


By____________________________
  Carol G. Champion,
  Vice President


GUARANTORS:
PROMUS HOTEL CORPORATION,
a Delaware corporation


By____________________________
  Carol G. Champion,
  Vice President


HAMPTON INNS, INC.,
a Delaware corporation


By____________________________
  Carol G. Champion,
  Assistant Treasurer


EMBASSY EQUITY DEVELOPMENT CORPORATION,
a Delaware corporation


By____________________________
  Carol G. Champion,
  Assistant Treasurer





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


LENDERS:

NATIONSBANK, N.A., a national banking
association formerly known as
NationsBank, N.A. (Carolinas),
individually in its capacity as a
Lender and in its capacity as Agent


By_____________________________

Title__________________________


THE BANK OF NEW YORK

By_____________________________

Title__________________________


THE BANK OF NOVA SCOTIA

By_____________________________

Title__________________________


CIBC INC.

By_____________________________

Title__________________________


THE SUMITOMO BANK, LIMITED, ATLANTA AGENCY

By_____________________________

Title__________________________




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FIRST UNION NATIONAL BANK OF
  NORTH CAROLINA

By_____________________________

Title__________________________






LTCB TRUST COMPANY

By_____________________________

Title__________________________


THE NIPPON CREDIT BANK, LTD. -
  LOS ANGELES AGENCY

By_____________________________

Title__________________________


SOCIETE GENERALE, SOUTHWEST AGENCY

By_____________________________

Title__________________________


CREDIT LYONNAIS, CAYMAN ISLAND BRANCH

By_____________________________

Title__________________________




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FIRST AMERICAN NATIONAL BANK

By_____________________________

Title__________________________


FIRST NATIONAL BANK OF COMMERCE

By_____________________________

Title__________________________


FIRST TENNESSEE BANK, NATIONAL ASSOCIATION

By_____________________________

Title__________________________




THE INDUSTRIAL BANK OF JAPAN, LIMITED,
  ATLANTA AGENCY

By_____________________________

Title__________________________


THIRD NATIONAL BANK

By_____________________________

Title__________________________


U.S. NATIONAL BANK OF OREGON

By_____________________________

Title__________________________





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